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                             Exhibit 10.2.3

                       MAHASKA INVESTMENT COMPANY
                       1998 STOCK INCENTIVE PLAN


SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

     The name of the plan is the Mahaska Investment Company 1998 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined) to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers, key employees and nonemployee directors which are related to increases in shareholder value and will therefore inure to the benefit of all shareholders of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Award" means any grant under the Plan in the form of Stock Options.

     (b)  "Board" means the Board of Directors of the Company.

     (c) "Change in Control" has the meaning given in Section 9 of the Plan.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     (e) "Committee" means the Compensation Committee or any other committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of directors who meet the qualifications referred to in
Section 2 of the Plan.

     (f) "Company" means Mahaska Investment Company, a corporation incorporated under the laws of the State of Iowa (or any successor corporation).

     (g) "Disability" means being permanently and totally disabled under any insurance program of the Company, any Subsidiary or any Related Entity.

     (h) "Disinterested Person" shall have the meaning set forth in Rule 16b-3 ("Rule 16b-3"), as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), or any successor definition adopted by the Securities and Exchange Commission.



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     (i) "Eligible Employee" means an employee of the Company, any Subsidiary or any Related Entity as described in Section 4 of the Plan.

     (j) "Fair Market Value" means, as of any given date, with respect to any Awards granted hereunder, the mean of the high and low trading price of the Stock on such date as reported on the NASDAQ National Market System, or if the Stock is not then traded on the NASDAQ National Market System, on such other national securities exchange on which the Stock is admitted to trade or, on the National Association of Securities Dealers Automated Quotation System if the Stock is admitted for quotation thereon or, if none, as determined by the Committee; provided, however, that if any such system, exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first day immediately preceding such day on which such system, exchange or quotation system was open for trading.

     (k) "Incentive Stock Option" means any Stock Option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code..

     (l) "Non-affiliated Director" means any member of the Board and any member of the Board of Directors of a Subsidiary who is not an officer or full-time employee of the Company, any Subsidiary or any Related Entity and who is not affiliated with the Company or a shareholder thereof or otherwise has a similar relationship to the Company.

     (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (n) "Optionee" means a Participant granted a Stock Option pursuant to
Section 5 of the Plan which remains outstanding.

     (o) "Participant" means any Eligible Employee selected by the Committee, pursuant to the Committee's authority in Section 2 of the Plan, to receive Awards and, solely to the extent provided by Section 6 of the Plan, nonemployee directors of the Company.

     (p) "Related Entity" means any corporation, bank, other financial institution, joint venture or other entity, domestic or foreign, other than a Subsidiary, in which the Company owns, directly or indirectly, a substantial equity interest.

     (q) "Reporting Person" means any person subject to the reporting requirements of Section 16(a) of the Exchange Act.

     (r) "Retirement" means (i) retirement from active employment under a pension plan of the Company, any Subsidiary or Related Entity or under an employment contract with any of them or (ii) termination of employment at or after age 65 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.



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     (s)  "Stock" means the common stock of the Company.

     (t) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 of the Plan.

     (u) "Subsidiary" means any corporation, bank, or other financial institution in an unbroken chain of corporations, banks or other financial institutions beginning with the Company, if each of the corporations, banks or other financial institutions (other than the last corporation bank, or other financial institution in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations, banks or other financial institutions in the chain.

SECTION 2. ADMINISTRATION.

     The Plan shall be administered by the Committee, composed of not less than two directors who are Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. In the event that a Committee has not been appointed, then the Plan shall be administered by the Board which shall have all of the power and authority of the Committee set forth below until such time as a Committee is appointed. The Committee shall have the power and authority in its sole discretion to grant Awards to Eligible Employees pursuant to the terms and provisions of the Plan.

     In particular, the Committee shall have full authority, not inconsistent with the Plan:

     (a)  to select Participants from among the Eligible Employees;

     (b) to determine whether and to what extent Awards are to be granted to Eligible Employees hereunder;

     (c) to determine the number of shares of Stock to be covered by each such Award granted hereunder, but in no case shall such number be in the aggregate greater than that allowed under the Plan;

     (d) to determine the terms and conditions of any Award granted hereunder;

     (e) to waive compliance by a Participant with any obligation to be performed by him or her under any Award and to waive any term or condition of any such Award (provided, however, that no such waiver shall detrimentally affect the rights of a Participant without such Participant's consent); and

     (f) to determine the terms and conditions which shall govern all written agreements evidencing the Awards.



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     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the provisions of the Plan and the terms and conditions of any Award issued, expired, terminated, canceled or surrendered under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan and as to the terms and conditions of any Award (and any agreements relating thereto) shall be final and binding on all persons, including the Company and the Participants.

SECTION 3.   NUMBER OF SHARES OF STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for issuance under the Plan shall be Five Hundred Fifty Thousand (550,000). Such shares of Stock may consist, in whole or in part, of authorized and unissued shares of Stock or issued shares of Stock reacquired by the Company at any time, as the Board may determine.

     To the extent that a Stock Option expires or is otherwise terminated, canceled or surrendered without being exercised (including, without limitation, in connection with the grant of a replacement option), the shares of Stock underlying such Stock Option shall again be available for issuance in connection with future Awards under the Plan.

     The amount of Stock which may be issued under the Plan to any person with respect to awards granted in any fiscal year shall not exceed an amount representing or equal to 50,000 shares of Stock.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure or capitalization affecting the Stock, the Committee in its sole discretion may make an adjustment or substitution in the number and class of shares reserved for issuance under the Plan, the number and class of shares set forth as the annual maximum pursuant to this Section 3, the number and class of shares covered by outstanding Awards and the option price per share of Stock Options to reflect the effect of such change in corporate structure or capitalization on the Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated; provided, further, however, that unless the Committee in its sole discretion determines otherwise, any issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no such adjustment or substitution by reason thereof shall be made with respect to, the number or class of shares reserved for issuance under the Plan, the number or class of shares covered by outstanding Awards or any option price.

SECTION 4.   ELIGIBILITY.



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     Officers and other key employees of the Company, its Subsidiaries and its
Related Entities who are responsible for or contribute to the management, growth or profitability of the business of the Company, its Subsidiaries or its Related Entities shall be eligible to be granted Awards; provided, however, with respect to an employee of a Related Entity, that such person was an employee of the Company, a Subsidiary or, if originally an employee of the Company or a Subsidiary, or another Related Entity immediately prior to becoming employed by such Related Entity and accepted employment with such Related Entity at the request of the Company or a Subsidiary. The Participants under the Plan shall be selected, from time to time, by the Committee, in its sole discretion, from among those Eligible Employees.

SECTION 5.   STOCK OPTIONS.

     (A) GRANT AND EXERCISE. Any Stock Option granted under the Plan shall be in such form as the Committee may, from time to time, approve, and the terms and conditions of Stock Option Awards need not be the same with respect to each Optionee. Optionees shall enter into a Stock Option agreement ("Stock Option Agreement") with the Company, in such form as the Committee shall determine, which agreement shall set forth, among other things, the option price of the option, the term of the option and conditions regarding exercisability of the option granted thereunder.

           (i) NATURE OF OPTIONS. The Committee shall have the authority to grant any Participant either Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options, except that the Committee shall not grant any Incentive Stock Options to an employee of a Related Entity. Any Stock Option which does not qualify as an Incentive Stock Option, or the terms of which at the time of its grant provide that it shall not be treated as an Incentive Stock Option, shall constitute a Nonqualified Stock Option.

           (ii) EXERCISABILITY. Subject to such terms and conditions as shall be determined by the Committee in its sole discretion at or after the time of grant, Stock Options shall be exercisable from time to time to the extent of 33% of the number of shares of Stock covered by the Stock Option on and after the first anniversary and before the second anniversary of the date of grant of the Stock Option, to the extent of 66% of the number of shares of Stock covered by the Stock Option on and after the second anniversary and before the third anniversary of the date of grant of the Stock Option and to the extent of 100% of the number of shares of Stock covered by the Stock Option on and after the third anniversary of the date of grant of the Stock Option and before the expiration of the stated term of the Stock Option (or to such lesser extent as the Committee in its sole discretion shall determine at the time of grant or to such greater extent as the Committee in its sole discretion shall determine at or after the time of grant).

           (iii) METHOD OF EXERCISE. Stock Options may be exercised by giving written notice of exercise delivered in person or by mail as required by the terms of any Stock Option Agreement at the Company's principal executive office, specifying the number of shares of Stock with respect to which the Stock Option is being exercised, accompanied


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      by payment in full of the option price in cash or its equivalent as determined by the Committee in its sole discretion. If requested by the Committee, the Optionee shall deliver to the Company the Stock Option Agreement evidencing the Stock Option being exercised for notation thereon of such exercise and return thereafter of such agreement to the Optionee. As determined by the Committee in its sole discretion at or after the time of grant, payment of the option price in full or in part may also be made in the form of shares of Stock already owned by the Optionee (based on the Fair Market Value of the Stock on the date the Stock Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment of the option price in the form of already owned shares of Stock may be authorized only at the time of grant. An Optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares of Stock subject to the Stock Option when the Optionee has given written notice of exercise, has paid in full for such shares of Stock, and, if requested, has made the representations described in Section 10(a) of the Plan.

     (b) TERMS AND CONDITIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

           (i) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant; provided, however, that if any Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary when an Incentive Stock Option is granted to such Participant, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be not less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

           (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Committee at the time of grant, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if any Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary when an Incentive Stock Option is granted to such Participant, such Stock Option (to the extent required by the Code at time of grant) shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

           (iii) TRANSFERABILITY OF OPTIONS. No Stock Options shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee.



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           (iv) OPTION EXERCISE AFTER TERMINATION BY REASON OF DISABILITY OR
      RETIREMENT. If an Optionee's employment with the Company, any Subsidiary or any Related Entity terminates by reason of Disability or Retirement, all Stock Options held by such Optionee shall vest as of the date of termination and thereafter may be exercised for a period of three years from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment by reason of Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

           (v) OPTION EXERCISE AFTER TERMINATION BY CONSENT. If an Optionee's employment with the Company or any Subsidiary is terminated by the Company or such Subsidiary under mutually satisfactory conditions or if an Optionee's employment with a Related Entity is terminated under conditions mutually satisfactory to such Related Entity and the Optionee, the Committee, in its sole discretion, may permit the Optionee to exercise any Stock Option held by such Optionee for a period of one year (or such shorter period as the Committee in its sole discretion shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter, to the extent to which the Optionee would on the date of exercise have been entitled to exercise the Stock Option if such Optionee had continued to be employed by the Company, such Subsidiary or such Related Entity (or to such greater or lesser extent as the Committee in its sole discretion shall determine at or after the time of grant). If an Optionee's employment with the Company or any Subsidiary is terminated in connection with such Optionee's acceptance of employment, at the request of the Company or a Subsidiary, with a Related Entity (or an Optionee's employment with one Related Entity is terminated in connection with such Optionee's acceptance of employment, at the request of the Company or a Subsidiary, with another Related Entity), the Committee in its sole discretion may permit the Optionee to exercise any Stock Option held by such Optionee after the date of such termination at any time until the expiration of the stated term of such Stock Option (or such shorter period as the Committee in its sole discretion shall specify at or after the time of grant), to the extent that the Optionee would on the date of exercise have been entitled to exercise such Stock Option if such Optionee had continued to be employed by the Company or such Subsidiary (or such initial Related Entity), provided that the Optionee has been in continuous employ with the Related Entity to which such Optionee has moved from the date of acceptance of employment therewith until the date of exercise. In the event of a termination of employment by the Company, any Subsidiary or any Related Entity under mutually satisfactory conditions, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of
      Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.



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           (vi) OPTION EXERCISE AFTER TERMINATION BY DEATH. If (x) an
      Optionee's employment with the Company, any Subsidiary or any Related Entity terminates by reason of death; (y) an Optionee dies within the three year period following termination by reason of Disability or Retirement as set forth in Section 5(b)(iv) of the Plan or (z) an Optionee dies within the one year period following termination under mutually satisfactory conditions as set forth in the first sentence of
      Section 5(b)(v) of the Plan, all Stock Options held by such Optionee shall vest on the date of death and may thereafter be exercised by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee for a period of two years from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

           (vii) RESTRICTION ON EXERCISE AFTER TERMINATION. Notwithstanding the provisions of this Section 5, but subject to the provisions of
      Section 9 of the Plan, the exercise of any Stock Option after termination of employment shall be subject to satisfaction of the conditions precedent that the Optionee neither, (x) takes other employment or renders services to others without the written consent of the Company, nor (y) conducts himself in a manner adversely affecting the Company.

           (viii) OTHER TERMINATION.  Except as otherwise provided in this
      Section 5 or Section 9 of the Plan, or as determined by the Committee in its sole discretion, if an Optionee's employment with the Company, any Subsidiary or any Related Entity terminates, all Stock Options held by the Optionee will terminate.

           (ix) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for incentive stock option treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000; provided, however, that if the aggregate Fair Market Value (so determined) of the shares of Stock covered by such options exceeds $100,000 during any year in which they become exercisable, such options with a Fair Market Value in excess of $100,000 will be Nonqualified Stock Options.

SECTION 6.  GRANT OF STOCK OPTIONS TO NON-AFFILIATED DIRECTORS.

     Each Non-affiliated Director upon the later of the Effective Date of this Plan or the date of his or her election to the Board or the Board of Directors of a Subsidiary and any subsequent reelection shall be granted an Award consisting of a Stock Option to purchase such number of full shares of Common Stock equal to 5% of the pre-tax profits, if any, of the Company divided by the option price per share equal to 100% of the Fair Market Value of the Stock on such date divided by the number of Non-affiliated Directors on the Board and the Board of Directors of Subsidiaries eligible to receive Awards on such date. All such Stock Options shall be designated as Nonqualified Stock Options. Subject to Section 2 of the Plan, a Nonaffiliated Director must


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serve continuously as a Non-affiliated Director of the Company for a period of twelve consecutive months from the date such Award is granted before he or she can exercise any part of such Award. Thereafter, on and after the first anniversary of the date of granting the Award and before the second anniversary, the Non-affiliated Director may exercise the Award with respect to not more than 33% of the number of shares of Stock covered thereby, on and after the second anniversary and before the third anniversary, the Non-affiliated Director may exercise the Award with respect to not more than 66% of the number of shares of Stock covered thereby, and on and after the third anniversary and before the expiration of the stated term of the Award, which shall be ten years from the date of its granting, the Non-affiliated Director may at any time or from time to time exercise the Award with respect to all or any portion of the shares of Stock covered thereby. If a Non-affiliated Director's service with the Company terminates by reason of permanent and total disability or retirement from active service as a director of the Company, any Award held by such Non-affiliated Director may be exercised for a period of three years from the date of such termination or until the expiration of the Award, whichever is shorter, to the extent to which the individual would on the date of exercise have been entitled to exercise the Award if such individual had continued to serve as a Non-affiliated Director. If a Non-affiliated Director's service with the Company terminates by reason of death or under mutually satisfactory conditions, or if a Non-affiliated Director dies within the three-year period following termination by reason of permanent and total disability or retirement from active service as a director of the Company or within the one year period following termination under mutually satisfactory conditions, any Award held by such Non-affiliated Director may be exercised for a period of one year from the date of such termination or post-termination death, as the case may be, or until the expiration of the stated term of the Award, whichever is shorter, to the extent to which the individual would on the date of exercise have been entitled to exercise the Award if such individual had continued to serve as a Non-affiliated Director. All applicable provisions of the Plan not inconsistent with this Section 6 shall apply to Awards granted to Nonaffiliated Directors; provided, however, that the Committee may not exercise discretion under any provision of the Plan with respect to Awards granted under this
Section 6 to the extent that such discretion is inconsistent with Rule 16b-3.

SECTION 7.   AMENDMENT AND TERMINATION.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (a) which would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, or (b) which, without the approval of the shareholders of the Company (but only where such approval is necessary to satisfy then-applicable requirements of Rule 16b-3, any Federal tax law relating to Incentive Stock Options or applicable state law), would:

           (i) modify the formula set forth in Section 6 (other than as may be required for compliance under applicable federal income tax or the Employee Retirement Income Security Act of 1974, as amended, laws and regulations);



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           (ii) except as provided in Section 3 of the Plan, increase the total number of shares of Stock which may be issued under the Plan;

           (iii) except as provided in Section 3 of the Plan, decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the grant of the
     Option;

           (iv) change the class of employees or directors eligible to participate in the Plan; or

           (v) extend (A) the period during which Stock Options may be granted or (B) the maximum period of any Award under Section 5(b)(ii) of the Plan.

     Except as restricted herein with respect to Incentive Stock Options, the Committee may amend or alter the terms and conditions of any Award theretofore granted, and of any agreement evidencing such Award, prospectively or retroactively, but no such amendment or alteration shall impair the rights of any Participant under such Award or agreement without such Participant's consent.

SECTION 8.  UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan. With respect to any payments not yet made and due to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

SECTION 9.  CHANGE IN CONTROL.

     The following acceleration and valuation provisions shall apply in the event of a Change in Control notwithstanding other provisions of the Plan or any provisions of any applicable agreement to the contrary:

     (a) In the event of a Change in Control any Participant holding an Award who is terminated by the Company or any Subsidiary for any reason within the two year period immediately following a Change in Control shall be permitted to exercise any Stock Option after such termination of employment at any time (x) within the three month period commencing on the later of the date of termination of his or her employment or the date on which such Award would first be exercisable in accordance with the terms of the Plan had such termination not occurred or (y) until the stated term of such Award, whichever period is shorter.

     (b) For purposes of the Plan, "Change in Control" shall mean a Change in Control of the Company, which shall be deemed to have occurred if:



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           (i) any Person (as defined in this Section 9) is or becomes the
      Beneficial Owner (as defined in this Section 9) of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (unless the event causing the 20% threshold to be crossed is an acquisition of securities directly from the Company);

           (ii) during any period of two consecutive years beginning after December 31,1997, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Change in Control definition) whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the Board;

           (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the entity surviving such merger or consolidation), in combination with voting securities of the Company or such surviving entity held by a trustee or other fiduciary pursuant to any employee benefit plan of the Company or such surviving entity or of any Subsidiary of the Company or such surviving entity, at least 80% of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation); or

           (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (c) For purposes of the definition of Change in Control, "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act as supplemented by Section 13(d)(3) of the Exchange Act; provided, however, that Person shall not include (i) the Company, any Subsidiary or any other Person controlled by the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or of any Subsidiary,
(iii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company, or (iv) any person who, as of December 31, 1997, was the beneficial owner (as defined in this Section 9) of securities of the Company representing 20% or more of the combined voting power.

     (d) For purposes of the definition of Change in Control, a Person shall be deemed the Beneficial Owner of any securities which such Person, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" (within the meaning of Rule 13d-3 under the


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Exchange Act) of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that: (i) a Person shall not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (x) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and the applicable rules and regulations thereunder or (y) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the applicable rules and regulations thereunder; in either case described in clause (x) or clause (y) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13 under the Exchange Act (or any comparable or successor report); and (ii) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

SECTION 10.  GENERAL PROVISIONS.

     (a) The Committee may require each Optionee purchasing shares of Stock pursuant to a Stock Option to represent to and agree with the Company in writing that such Optionee is acquiring the shares of Stock without a view to distribution thereof.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or quotation system on which the Stock is admitted for trading and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company, any Subsidiary or any Related Entity any right to continued employment with the Company, any Subsidiary or any Related Entity, as the case may be, nor shall it interfere in any way with the right of the Company, any Subsidiary or any Related Entity to terminate the employment of any of its employees at any time.

     (c) Each Participant shall be deemed to have been granted an Award on the date the Committee took action to grant such Award under the Plan or such later date as the Committee in its sole discretion shall determine at the time such grant is authorized.



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


     (d) Unless the Committee otherwise determines, each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company (and, where applicable, its Subsidiaries and its Related Entities) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. A Participant (other than a Non-affiliated Director) may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued upon the exercise of a Stock Option a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the Participant with an aggregate Fair Market Value that would satisfy the withholding amount due. With respect to any Participant who is a director or officer, the following additional restrictions shall apply:

           (i) the election to satisfy tax withholding obligations relating to the exercise of a Stock Option in the manner permitted by this subsection
      (d) shall be made either (x) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date, or (y) at least six months prior to the date on which the amount of tax to be withheld upon the exercise of such Stock Option or the vesting of such Restricted Stock Unit Award or Performance Stock Unit Award is determinable;

            (ii) such election shall be irrevocable;

           (iii) such election shall be subject to the consent or disapproval of the Committee; and

           (iv) such election shall not be made within six months of the date of the grant of such Award.

     (e) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, failure to act, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, failure to act, determination or interpretation.

     (f) The Plan is intended to satisfy the applicable conditions of Rule 16b-3, and all interpretations of the Plan shall, to the extent permitted by law, regulations and rulings, be


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


made in a manner consistent with and so as to satisfy the conditions of Rule 16b-3. The phrase "director or officer" as used in the Plan means any director or officer who is subject to the provisions of Section 16(b) of the Exchange Act. Any provision of the Plan or the application of any provision of the Plan inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan.

     In interpreting and applying the provisions of the Plan, any Stock Option granted as an Incentive Stock Option pursuant to the Plan shall to the extent permitted by law, regulations and rulings be construed as, and any ambiguity shall be resolved in favor of preserving its status as, an "incentive stock option" within the meaning of Section 422 of the Code. Once an Incentive Stock Option has been granted, no action by the Committee that would cause such Stock Option to lose its status under the Code as an "incentive stock option" shall be effective as to such Incentive Stock Option unless taken at the request of or with the consent of the Optionee. Notwithstanding any provision to the contrary in the Plan or in any Incentive Stock Option granted pursuant to the Plan, if any change in law or any regulation or ruling of the Internal Revenue Service shall have the effect of disqualifying any Stock Option granted under the Plan which is intended to be an "incentive stock option" within the meaning of Section 422 of the Code, the Stock Option granted shall nevertheless continue to be outstanding as and shall be deemed to be a Nonqualified Stock Option under the Plan.

SECTION 11.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective as of January 22, 1998 by action of the Board of Directors conditioned on and subject to approval of the Plan by the vote of the shareholders of the Company holding a majority of the shares of Stock of the Company present in person or by proxy at a duly held meeting of shareholders.

SECTION 12.  TERM OF PLAN.

     No Award shall be granted under the Plan on or after the tenth anniversary of the effective date of the Plan; provided, however, that Awards granted prior to such tenth anniversary may extend beyond that date.







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